Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
MAY, 1997



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.8819%



        Excess Protection Level
          3 Month Average  4.86%
          May, 1997  4.51%
          April, 1997  4.13%
          March, 1997  5.93%


        Cash Yield                                  17.28%


        Investor Charge Offs                        4.53%


        Base Rate                                   8.24%


        Over 35 Day Delinquency                     4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $ 27,132,480,390.99


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,186,442,872.50